Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Schedule of Property, Plant and Equipment
Property, plant and equipment consisted of the following:

	December 31,
(in Millions)	2018	2017
Land and land improvements	$99.3	$102.1
Buildings	386.4	399.7
Machinery and equipment	508.9	536.9
Construction in progress	50.4	24.9
Total cost	$1,045.0	$1,063.6
Accumulated depreciation	(288.1)	(254.7)
Property, plant and equipment, net	$756.9	$808.9